PRIME TIMBERLANDS | HIGH-DEMAND MILL MARKETS | SUPERIOR MANAGEMENT SECOND QUARTER 2021 FINANCIAL SUPPLEMENT

DISCLOSURES In this presentation (1) “CatchMark” refers to CatchMark Timber Trust, Inc., a Maryland corporation that has elected to be taxed as a real estate investment trust (NYSE: CTT), (2) “Triple T” refers to TexMark Timber Treasury, L.P., a Delaware limited partnership that is a joint venture managed by CatchMark and in which CatchMark holds a common limited partnership interest, and (3) “Dawsonville Bluffs” refers to Dawsonville Bluffs, LLC, a Delaware limited liability company that is a joint venture managed by CatchMark and in which CatchMark holds a 50% limited liability company interest. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Forward-looking statements in this presentation include, but are not limited to, that we will manage our operations to generate highly predictable and stable cash flow that covers our dividend and is designed to deliver consistent growth throughout the business cycle, and our guidance with respect to our anticipated 2021 results. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations, including, but not limited to: (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located, including as a result of the COVID-19 pandemic and the measures taken in response thereto; (iii) a downturn in the real estate market generally, including decreases in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and-better use properties; (iv) timber prices may not increase at the rate we currently anticipate or could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to make large dispositions of timberland in capital recycling transactions at prices that are attractive to us or at all; (viii) we may not be able to access external sources of capital at attractive rates or at all; (ix) potential increases in interest rates could have a negative impact on our business; (x) our share repurchase program may not be successful in improving stockholder value over the long- term; (xi) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; (xii) we may not be successful in effectively managing the Triple T joint venture and the anticipated benefits of the joint venture may not be realized, including that our asset management fee could be deferred or decreased and our investment in the joint venture could lose some or all of its value; and (xiii) the factors described in Part I, Item 1A Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update our forward-looking statements, except as required by law. 2

STRATEGIES PRODUCE STABLE, VISIBLE, HIGH-QUALITY CASH FLOW CatchMark acquires prime timberlands in high-demand mill markets and manages operations to generate highly-predictable and stable cash flow that covers its dividend and is designed to deliver consistent growth throughout the business cycle. PRIME QUALITY TIMBERLANDS HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT PREDICTABLE CASH FLOW GROWTH 3 PRIME TIMBERLAND PORTFOLIO HIGH-DEMAND MILL MARKETS SUPERIOR MANAGEMENT DRIVES STABLE AND PREDICTABLE CASH FLOW PRODUCES DURABLE REVENUE GROWTH PROVIDES RELIABLE OUTLET FOR AVAILABLE MERCHANTABLE INVENTORY MAXIMIZES CASH FLOWS THROUGHOUT THE BUSINESS CYCLE

4 F I N A N C I A L A N D O P E R A T I N G I N F O R M A T I O N

FINANCIAL HIGHLIGHTS

CatchMark

(in thousands, except per-share data)

Results of Operations	Q2 2021	Q1 2021	Q2 2020	2021 YTD	2020 YTD
Revenues	**$31,940**	$27,686	$21,757	**$59,626**	$48,729
Income (loss) before unconsolidated joint ventures and income taxes	**$1,704**	$(1,165)	$(3,838)	**$539**	$(7,999)
Net income (loss)	**$1,753**	$(551)	$(6,183)	**$1,202**	$(10,432)
Net income (loss) attributable to common stockholders	**$1,749**	$(550)	$(6,183)	**$1,199**	$(10,432)
Net income (loss) per common share - basic	**$0.04**	$(0.01)	$(0.13)	**$0.02**	$(0.21)
Adjusted EBITDA[1]	**$17,577**	$12,937	$9,435	**$30,514**	$22,324
Weighted-average common shares outstanding - basic	**48,421**	48,796	48,744	**48,398**	48,866

Capital Resources and Liquidity	Q2 2021	Q1 2021	Q2 2020	2021 YTD	2020 YTD
Cash provided by operating activities	**$18,460**	$11,592	$8,771	**$30,052**	$20,030
Cash provided by (used in) investing activities	**$6,603**	$(2,317)	$(6,054)	**$4,286**	$12,497
Cash used in financing activities	**$(15,428)**	$(8,543)	$(3,779)	**$(23,971)**	$(34,664)
Cash Available for Distribution (CAD)[4]	**$14,024**	$7,576	$5,409	**$21,600**	$12,824

	6/30/2021	12/31/2020
Debt[2]	**$435,410**	$442,705
(-) Cash	**(22,291)**	(11,924)
Net Debt	**$413,119**	$430,781
Net Debt/Adjusted EBITDA[1]	**6.9x**	8.3x
Net Debt/Enterprise Value[3]	**42%**	49%
Cash	**$22,291**	$11,924
Credit Facilities Capacity		
Revolving line of credit	**$35,000**	$35,000
Acquisition facility	**123,209**	115,914
	$158,209	$150,914

1. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.
2. Debt is gross of deferred financing costs.
3. Enterprise value is based on equity market capitalization as of the last trading day of the respective period plus net debt.
4. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution and slide 7 for a reconciliation of Cash Provided by Operating Activities to Cash Available for Distribution.

5

ADJUSTED EBITDA BY SEGMENT

CatchMark

(in thousands)	Q2 2021	Q1 2021	Q2 2020	2021 YTD	2020 YTD
Timber sales	**$20,111**	$20,149	$16,173	**$40,260**	$34,339
Other revenue	**986**	1,062	1,054	**2,048**	2,106
(-) Contract logging and hauling costs	**(8,825)**	(8,731)	(6,978)	**(17,556)**	(14,255)
(-) Forestry management expenses	**(1,707)**	(1,887)	(1,671)	**(3,594)**	(3,505)
(-) Land rent expense	**(20)**	(113)	(96)	**(133)**	(220)
(-) Other operating expenses	**(1,714)**	(1,713)	(1,585)	**(3,427)**	(3,221)
(+) Stock-based compensation	**143**	107	82	**250**	197
(+) Other[1]	**393**	53	409	**446**	554
Harvest EBITDA	**$9,367**	$8,927	$7,388	**$18,294**	$15,995
Timberland sales	**$7,632**	$3,357	$1,673	**$10,989**	$6,452
(-) Cost of timberland sales	**(5,641)**	(2,155)	(1,463)	**(7,796)**	(4,885)
(+) Basis of timberland sold	**5,342**	1,942	1,342	**7,284**	4,503
Real Estate EBITDA	**$7,333**	$3,144	$1,552	**$10,477**	$6,070
Asset management fees	**$3,211**	$3,118	$2,857	**$6,329**	$5,832
Unconsolidated Dawsonville Bluffs joint venture EBITDA	**64**	702	(34)	**766**	(122)
Investment Management EBITDA	**$3,275**	$3,820	$2,823	**$7,095**	$5,710
Total Operating EBITDA	**$19,975**	$15,891	$11,763	**$35,866**	$27,775
(-) General and administrative expense	**$(3,094)**	$(3,600)	$(3,024)	**$(6,694)**	$(10,291)
(+) Stock-based compensation	**624**	512	623	**1,136**	2,380
(+) Interest income	**1**	-	4	**1**	50
(+) Post-employment benefits	**7**	16	11	**23**	2,297
(+/-) Other[1]	**64**	118	58	**182**	113
Corporate EBITDA	**$(2,398)**	$(2,954)	$(2,328)	**$(5,352)**	(5,451)
Adjusted EBITDA	**$17,577**	$12,937	$9,435	**$30,514**	$22,324

1. Other includes (a) non-cash items: amortization, depreciation, casualty loss, and other timber asset basis removed; and (b) certain cash expenses that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities.

6

CASH AVAILABLE FOR DISTRIBUTION

CatchMark

(in thousands, except for per-share data)	Q2 2021	Q1 2021	Q2 2020	2021 YTD	2020 YTD
Cash Provided by Operating Activities	**$18,460**	$11,592	$8,771	**$30,052**	$20,030
Capital expenditures (excluding timberland acquisitions)	**(1,003)**	(2,317)	(1,054)	**(3,320)**	(3,766)
Working capital change	**(2,316)**	(407)	(1,203)	**(2,723)**	(4,715)
Distributions from unconsolidated joint ventures	**266**	-	-	**266**	400
Post-employment benefits	**7**	16	11	**23**	2,297
Interest paid under swaps with other-than-insignificant financing element	**(1,438)**	(1,407)	(1,152)	**(2,845)**	(1,492)
Other	**48**	99	36	**147**	70
Cash Available for Distribution[1]	**$14,024**	$7,576	$5,409	**$21,600**	$12,824
Adjusted EBITDA[2]	**$17,577**	$12,937	$9,435	**$30,514**	$22,324
Interest paid	**(2,752)**	(2,342)	(3,006)	**(5,094)**	(6,256)
Capital expenditures (excluding timberland acquisitions)	**(1,003)**	(2,317)	(1,054)	**(3,320)**	(3,766)
Distributions from unconsolidated joint ventures	**266**	-	-	**266**	400
Adjusted EBITDA from unconsolidated joint ventures	**(64)**	(702)	34	**(766)**	122
Cash Available for Distribution[1]	**$14,024**	$7,576	$5,409	**$21,600**	$12,824
Dividends paid	**$6,563**	$6,565	$6,541	**$13,128**	$13,189
Weighted-average shares outstanding, end of period	**48,421**	48,796	48,744	**48,398**	48,866
Dividends per Share	**$0.135**	$0.135	$0.135	**$0.270**	$0.270
Cash from Operating Activities Payout Ratio[3]	**36%**	57%	75%	**44%**	66%
CAD Payout Ratio[4]	**47%**	87%	121%	**61%**	103%

1. Cash Available for Distribution is a non-GAAP measure. See Appendix for our definition of Cash Available for Distribution.
2. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA.
3. Calculated as dividends paid divided by cash provided by operating activities.
4. Calculated as dividends paid divided by cash available for distribution.

7

U.S. SOUTH TIMBER OVERVIEW

CatchMark

	2020					2021		
	1Q	2Q	3Q	4Q	FY	1Q	2Q	YTD
Timber Sales Volume ('000 tons)								
Pulpwood	320	352	346	303	1,321	271	**297**	**568**
Sawtimber	250	195	206	226	877	205	**194**	**399**
Total	570	547	552	529	2,198	476	**491**	**967**
Delivered vs. Stumpage								
Delivered % as of total volume	63%	61%	63%	59%	62%	74%	**77%**	**76%**
Stumpage % as of total volume	37%	39%	37%	41%	38%	26%	**23%**	**24%**
Net Timber Sales Price ($ per ton)								
Pulpwood	$13	$12	$13	$12	$13	$14	**$15**	**$15**
Sawtimber	$23	$23	$22	$23	$23	$25	**$26**	**$25**
Sold Under Timber Supply Agreements								
Volume	103	120	182	125	530	109	**133**	**242**
% of total volume	18%	22%	31%	24%	24%	23%	**27%**	**25%**
Summary Financial Data ($ in '000s)								
Timber sales	$16,272	$14,565	$15,385	$14,576	$60,798	$15,207	**$16,400**	**$31,607**
(-) Contract logging and hauling costs	(6,309)	(5,967)	(6,307)	(5,721)	(24,304)	(6,206)	**(7,025)**	**(13,231)**
Net timber sales	9,963	8,598	9,078	8,855	36,494	9,001	**9,375**	**18,376**
Other revenues	1,052	1,051	1,001	1,009	4,113	1,061	**984**	**2,045**
Total net timber sales and other revenues	$11,015	$9,649	$10,079	$9,864	$40,607	$10,062	**$10,359**	**$20,421**
Period-end Acres								
Fee	375	374	372	368	368	367	**375**	**375**
Lease	22	22	22	22	22	15	**15**	**15**
Wholly-owned total	397	396	394	390	390	382	**390**	**390**
Joint venture interest	1,092	1,092	1,085	1,083	1,083	1,081	**1,080**	**1,080**
Total	1,489	1,488	1,479	1,473	1,473	1,463	**1,470**	**1,470**

8

REAL ESTATE OVERVIEW

CatchMark

	2020					2021		
	1Q	2Q	3Q	4Q	FY	1Q	2Q	YTD
Recurring Timberland Sales*								
Gross sales ('000s)	$4,779	$1,673	$2,430	$6,760	$15,642	$3,357	**$7,632**	**$10,989**
Acres sold	3,000	1,100	1,200	4,000	9,300	1,800	**4,300**	**6,100**
% of fee acres[1]	0.7%	0.3%	0.3%	1.0%	2.3%	0.5%	**1.2%**	**1.6%**
Price per acre[2]	$1,627	$1,564	$2,047	$1,662	$1,689	$1,923	**$1,743**	**$1,794**
Margin on sale	28%	13%	21%	19%	21%	36%	**26%**	**29%**
Average hold (years)	9	7	5	8	7	12	**12**	**12**
Stocking (tons/acre)[3]	15	33	21	34	26	21	**17**	**19**
Pine Stocking (tons per acre)	10	20	9	16	14	8	**6**	**7**
Pulpwood (%)	36%	46%	57%	45%	44%	28%	**28%**	**28%**
Sawtimber (%)	64%	54%	43%	55%	56%	72%	**72%**	**72%**
Hardwood Stocking (tons per acre)	5	13	12	18	12	13	**11**	**12**
Pulpwood (%)	68%	71%	56%	62%	64%	61%	**67%**	**65%**
Sawtimber (%)	32%	29%	44%	38%	36%	39%	**33%**	**35%**
Timber Reservations Entered During Period[4,5]								
Tons	340,500	24,800	8,200	8,800	382,300	39,600	**49,200**	**88,800**
Book basis ('000)	$3,300	$204	$86	$128	$3,719	$179	**$271**	**$450**
Timber Reservations Remaining at Period End[4]								
Tons	515,100	387,700	310,400	154,000	154,000	161,600	**103,600**	**103,600**
Book basis ('000)	$5,468	$4,047	$3,246	$1,509	$1,509	$825	**$547**	**$547**

* Excludes large dispositions unless noted otherwise.

1. Calculated using average fee acres owned during the respective period.
2. Excludes value of timber reservations.
3. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable.
4. Represents timber reservations added in respective period related to land sold and lease terminations.
5. Includes volumes from large dispositions.

9

SOLID CAPITAL POSITION 10 1. Calculated using trailing twelve-month Adjusted EBITDA divided by trailing twelve-month cash paid for interest as of 6/30/2021. This calculation differs from the calculation of the fixed charge ratio covenant under our credit facilities and should not be viewed as an indication of compliance with such covenant. 2. Net debt equals outstanding borrowings net of cash on hand as of 6/30/2021. 3. Trailing twelve-month Adjusted EBITDA as of 6/30/2021. 4. Adjusted EBITDA is a non-GAAP measure. See Appendix for our definition of Adjusted EBITDA and reconciliation of net income (loss) to Adjusted EBITDA. 5. Enterprise value is based on equity market capitalization plus net debt as of 6/30/2021. 6. After consideration of effects of interest rate swaps and patronage refund, as of 6/30/2021. 7. As of 8/5/2021. Credit Metrics Fixed charge coverage ratio1 5.1x Net Debt2/Adjusted EBITDA3,4 6.9x Net Debt2/Enterprise value5 42% Weighted average cost of debt6 2.34% Interest rate mix7 Fixed: 63% / Floating: 37% Credit Facilities and Maturity Schedule Total Credit Facilities of $593.6 Million Weighted-Average Life of Outstanding Debt is 4.4 Years7 $0 $30 $60 $90 $120 $150 $180 $210 $240 $270 $300 $330 2014 2015 2016 2017 2018 2019 2020 2021 Investments Dividends Share Repurchases CAPEX 77% 19% 4% Allocation of Capital$ Millions 94% 6% 72% 19% 3% 6% 83% 12% 2% 2% 69% 23.5% 6% 1.5% 90% 8% 1% 1% 12% 9% 6% 73% 12% 8% 65% 14% Millions $150M Acquisition Facility $35M LOC $100M Term Loan $140M Term Loan $100M Term Loan $68.6M Term Loan $0 $50 $100 $150 $200 $250 2021 2022 2023 2024 2025 2026 2027 Debt Available Outstanding $26.8M No debt maturities until late 2024. Well-laddered maturity schedule: No more than 24% of total credit facility capacity due in any one year. $123.2M

2021 OUTLOOK

CatchMark

COMPANY GUIDANCE	2021 Guidance	2020 Guidance	2020 Actual
Harvest volume ('000 tons)	**2,000 - 2,200**	2,200 - 2,400	2,321
Sawtimber mix - U.S. South	**40% - 45%**	40%	40%
Sawtimber mix - Pacific Northwest	**85% - 90%**	80%	89%
Land sales ('000)	**$13,000 - $15,000**	$13,000 - $15,000	$15,642
Asset management fees ('000)	**$12,000**	$11,000 - $12,000	$12,200
Net loss ('000)[1]	**$(6,000) - $(10,000)**	$(10,200) - $(12,200)	$(17,538)
Adjusted EBITDA ('000)[2]	**$43,000 - $50,000**	$43,000 - $50,000	$52,065
Income from Unconsolidated Dawsonville Bluffs joint venture ('000)[3]	-	-	$274
Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture ('000)[4]	-	-	$425

All numbers shown in thousands except for % change.

1. Includes HLBV losses from the Triple T joint venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date.
2. Adjusted EBITDA is a non-GAAP measure. See Appendix for our reconciliation to net income (loss).
3. Income from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share and is included in CatchMark's GAAP net loss presented above.
4. Adjusted EBITDA from unconsolidated Dawsonville Bluffs joint venture represents CatchMark's 50% share, is included in CatchMark's Adjusted EBITDA presented above and is a non-GAAP measure calculated by adding back projected basis of mitigation bank credits sold to CatchMark's income from unconsolidated Dawsonville Bluffs joint venture presented above.

11

12 A P P E N D I X

DEFINITIONS OF NON-GAAP MEASURES Adjusted EBITDA: Earnings before Interest, Taxes, Depletion, and Amortization (“EBITDA”) is a non-GAAP measure of operating performance. EBITDA is defined by the SEC however, we have excluded certain other expenses which we believe are not indicative of the ongoing operating results of our timberland portfolio, and we refer to this measure as Adjusted EBITDA. As such, our Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies and should not be considered in isolation or as an alternative to, or substitute for net income, cash from operations, or other financial statement data presented in our consolidated financial statements as indicators of our operating performance. Due to the significant amount of timber assets subject to depletion, significant income (losses) from unconsolidated joint ventures based on HLBV, and the significant amount of financing subject to interest and amortization expense, management considers Adjusted EBITDA to be an important measure of our financial performance. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. Some of the limitations are: ‒ Adjusted EBITDA does not reflect our capital expenditures, or our future requirements for capital expenditures; ‒ Adjusted EBITDA does not reflect changes in, or our interest expense or the cash requirements necessary to service interest or principal payments on, our debt; and ‒ Although depletion is a non-cash charge, we will incur expenses to replace the timber being depleted in the future, and Adjusted EBITDA does not reflect all cash requirements for such expenses. ‒ Although HLBV income and losses are primarily hypothetical and non-cash in nature, Adjusted EBITDA does not reflect cash income or losses from unconsolidated joint ventures for which we use the HLBV method of accounting to determine our equity in earnings. ‒ Adjusted EBITDA does not reflect the cash requirements necessary to fund post-employment benefits or transaction costs related to acquisitions, investments, joint ventures or new business initiatives, which may be substantial. Due to these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business. Our credit agreement contains a minimum debt service coverage ratio based, in part, on Adjusted EBITDA since this measure is representative of adjusted income available for interest payments. Cash Available for Distribution (CAD): Cash provided by operating activities adjusted for capital expenditures (excluding timberland acquisitions), working capital changes, cash distributions from unconsolidated joint ventures and certain cash expenditures that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business activities. See page 7 for a reconciliation of Cash Provided by Operating Activities to Cash Available for Distribution. 13

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA

CatchMark

(in thousands unless otherwise noted)	Q2 2021	Q1 2021	Q2 2020	2021 YTD	2020 YTD	TTM as of 6/30/2021	2021 Guidance
Net income (loss)	**$1,753**	$(551)	$(6,183)	**$1,202**	$(10,432)	**$(5,904)**	**$(6,000) - $(10,000)**
Add:							
Depletion	**6,657**	7,725	6,707	**14,382**	13,648	**29,846**	**25,000 - 27,000**
Interest expense[1]	**2,752**	2,342	3,006	**5,094**	6,256	**10,908**	**14,000**
Amortization[1]	**636**	633	1,116	**1,269**	1,874	**2,650**	**—**
Income tax expense (benefit)	**—**	—	—	**—**	—	**658**	**—**
Depletion, amortization, and basis of timberland and mitigation credits sold included in loss from unconsolidated joint venture[2]	**15**	88	—	**103**	—	**254**	**—**
Basis of timberland sold, lease terminations and others[3]	**5,701**	1,966	1,721	**7,667**	4,997	**16,276**	**10,000 - 11,000**
Stock-based compensation expense	**767**	619	705	**1,386**	2,577	**2,645**	**3,000**
(Gain) loss from large dispositions[4]	**(759)**	—	5	**(759)**	(1,274)	**(759)**	**—**
HLBV loss from unconsolidated joint venture[5]	**—**	—	2,311	**—**	2,311	**2,689**	**—**
Post-employment benefits[6]	**7**	16	11	**23**	2,297	**50**	**—**
Other[7]	**48**	99	36	**147**	70	**942**	**1,000**
Adjusted EBITDA	**$17,577**	$12,937	$9,435	**$30,514**	$22,324	**$60,255**	**$43,000 - $50,000**

1. For the purpose of the above reconciliation, amortization includes amortization of deferred financing costs, amortization of operating lease assets and liabilities, amortization of intangible lease assets, and amortization of mainline road costs, which are included in either interest expense, land rent expense, or other operating expenses in the accompanying consolidated statements of operations.
2. Reflects our share of depletion, amortization, and basis of timberland and mitigation credits sold of the unconsolidated Dawsonville Bluffs Joint Venture.
3. Includes non-cash basis of timber and timberland assets written-off related to timberland sold, terminations of timberland leases and casualty losses.
4. Large dispositions are sales of blocks of timberland properties in one or several transactions with the objective to generate proceeds to fund capital allocation priorities. Large dispositions may or may not have a higher or better use than timber production or result in a price premium above the land's timber production value. Such dispositions are infrequent in nature, are not part of core operations, and would cause material variances in comparative results if not reported separately.
5. Reflects HLBV (income) losses from the Triple T Joint Venture, which is determined based on a hypothetical liquidation of the underlying joint venture at book value as of the reporting date.
6. Reflects one-time, non-recurring post-employment benefits associated with the retirement of our former CEO, including severance pay, payroll taxes, professional fees, and accrued dividend equivalents paid in installments over agreed-upon periods of time.
7. Includes certain cash expenses paid, or reimbursement received, that management believes do not directly reflect the core business operations of our timberland portfolio on an on-going basis, including post-employment benefits and costs required to be expensed by GAAP related to acquisitions, transactions, joint ventures or new business initiatives.

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SELECTED ANNUAL DATA 15 2016 2017 2018 2019 2020 Timber Sales Volume ('000 tons) Consolidated Pulpwood 1,360 1,424 1,356 1,310 1,335 Sawtimber 867 927 819 933 986 Total 2,227 2,351 2,175 2,243 2,321 South Pulpwood 1360 1,424 1356 1,302 1,321 Sawtimber 867 927 817 873 877 Total 2,227 2,351 2,173 2,175 2,198 Pacific Northwest Pulpwood - - - 8 14 Sawtimber - - 2 60 109 Total - - 2 68 123 Productivity (ton per acre/year) South1 4.8 4.7 4.6 5.0 5.5 Pacific Northwest - - 0.4 3.8 6.8 Delivered vs Stumpage Consolidated Delivered % as of total volume 64% 74% 80% 71% 63% Stumpage % as of total volume 36% 26% 20% 29% 37% South Delivered % as of total volume 64% 74% 80% 71% 62% Stumpage % as of total volume 36% 26% 20% 29% 38% Pacific Northwest Delivered % as of total volume - - 0% 88% 97% Stumpage % as of total volume - - 100% 12% 3% Haul Distance South 36 38 41 32 41 Pacific Northwest - - - 72 61 See page 18 for footnotes.

SELECTED ANNUAL DATA (CONT’D) 16 See page 18 for footnotes. 2016 2017 2018 2019 2020 Sold Under Timber Supply Agreements Consolidated Volume 485 729 707 591 530 % of total volume 22% 31% 33% 26% 23% South Volume 485 729 707 591 530 % of total volume 22% 31% 33% 26% 24% Pacific Northwest Volume - - - - - % of total volume - - - - - Sales Price ($ per ton) South – Net Timber Sales Price Pulpwood $14 $13 $14 $14 $13 Sawtimber $24 $24 $24 $24 $23 Pacific Northwest – Delivered Timber Sales Price Pulpwood $- $- $- $32 $29 Sawtimber $- $- $- $88 $104 Direct Timber Acquisitions2 South Gross acquisitions ('000s) $141,013 $71,648 - $1,925 $- Acres acquired 81,900 30,600 - 900 - Price per acre $1,721 $2,341 - $2,185 $- Stocking (tons/acre)3 42 69 - 54 - % of pulpwood 54% 34% - 30% - % of sawtimber 46% 66% - 70% - Pacific Northwest Gross acquisitions ('000s) $- $- $89,700 $- $- Acres acquired - - 18,100 - - Price per acre $- $- $4,956 $- $- Stocking (tons/acre)3 - - 38 - - % of pulpwood - - 17% - - % of sawtimber - - 83% - - Joint Venture Investments Gross acquisitions ('000s) $- $20,000 $1,389,500 $- $- Acres acquired - 11,000 1,099,800 - - Price per acre $- $1,813 $1,263 $- $- Stocking (tons/acre)3 - 49 35 - - % of pulpwood - 57% 49% - - % of sawtimber - 43% 51% - -

SELECTED ANNUAL DATA (CONT’D) 17 2016 2017 2018 2019 2020 Timberland Sales Gross sales ('000s) $12,515 $14,768 $17,520 $17,572 $15,642 Acres sold 7,300 7,700 8,500 9,200 9,300 % of fee acres4 1.7% 1.7% 1.8% 2.2% 2.3% Price per acre5 $1,718 $1,924 $2,064 $1,920 $1,689 Margin on sale5 17% 29% 23% 14% 21% Average hold (years) 8 7 5 5 7 Stocking (tons/acre)3 20 27 26 37 26 Pine Stocking (tons per acre)3 8 14 19 12 14 Pulpwood (%) 25% 32% 53% 43% 44% Sawtimber (%) 75% 68% 47% 57% 56% Hardwood Stocking (tons per acre)3 12 12 7 26 12 Pulpwood (%) 80% 68% 62% 72% 64% Sawtimber (%) 20% 32% 38% 28% 36% Timber reservation ('000s tons)6 113 23 239 62 382 Timber reservation book basis ('000)6 $2,536 $243 $3,169 $566 $3,719 Period-end Acres South Fee 468 479 415 392 368 Lease 32 31 30 25 22 500 510 445 417 390 Pacific Northwest Fee - - 18 18 18 Wholly-owned total 500 510 463 435 408 Joint Venture Interest - 11 1,105 1,092 1,083 Total 500 521 1,568 1,527 1,491 See page 18 for footnotes.

SELECTED ANNUAL DATA (CONT’D) 18 2016 2017 2018 2019 2020 Average Pine Plantation Age – South 14 14 14 14 13 Average Site Index South 72 72 73 75 74 Pacific Northwest - - 118 118 118 Period-end Merchantable Timber Inventory ('000s) Volume ('000s tons) 20,309 21,206 19,751 18,184 16,623 Tons/acre 41 42 42 42 41 % sawtimber 49% 49% 49% 52% 54% NCREIF Average Value Per Acre South $1,778 $1,781 $1,777 $1,810 $1,792 Pacific Northwest $2,621 $2,787 $2,936 $2,939 $2,606 1. After excluding 80,700 tons harvested in Louisiana and Texas, which represents merchantable timber reserved after the disposition of CatchMark’s Southwest portfolio in late 2018, U.S. South productivity in 2020 would have been 5.3 tons per acre per year. 2. Acquisitions amounts are exclusive of transaction costs. 3. Stocking refers to merchantable timber inventory per acre. CatchMark considers 15-year or older pine as merchantable in the U.S. South. 4. Calculated using average fee acres owned during respective period. 5. Excludes value of timber reservations. 6. Includes volumes from large dispositions.

EQUITY ANALYST COVERAGE 19 B. Riley FBR, Inc. Craig Kucera 703.312.1635 craigkucera@brileyfin.com Citi Anthony Pettinari 212.816.4693 anthony.pettinari@citi.com Raymond James Buck Horne, CFA 727.567.2561 buck.horne@raymondjames.com RBC Dominion Securities Inc. Paul C. Quinn 604.257.7048 paul.c.quinn@rbccm.com Robert W. Baird & Co. David B. Rodgers, CFA 216.737.7341 drodgers@rwbaird.com Stifel, Nicolaus & Company, Inc. Simon Yarmak, CFA 443.224.1345 yarmaks@stifel.com

COMPANY INFORMATION

CatchMark

ABOUT US	CatchMark (NYSE: CTT) seeks to deliver consistent and growing per share cash flow from disciplined acquisitions and superior management of prime timberlands located in high demand U.S. mill markets. Headquartered in Atlanta and focused exclusively on timberland ownership and management, CatchMark began operations in 2007 and owns interests in 1.5 million acres* of timberlands located in Alabama, Georgia, Oregon, South Carolina and Texas.
MANAGEMENT	**Brian M. Davis** Chief Executive Officer, President and Director **Todd P. Reitz** Chief Resources Officer and Senior Vice President **Ursula Godoy-Arbelaez** Chief Financial Officer, Senior Vice President, and Treasurer **Lesley H. Solomon** General Counsel and Secretary
CONTACT	5 Concourse Parkway Suite 2650 Atlanta, GA 30328 855.858.9794 www.catchmark.com info@catchmark.com

* As of 6/30/2021

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